UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CHINA XD PLASTICS COMPANY LIMITED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CHINA XD PLASTICS COMPANY LIMITED

No. 9 Dalian North Road, Haping Road Centralized Industrial Park, Harbin Development Zone,
Heilongjiang Province, PRC 150060
________________________________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on December 3, 2014
________________________________________________

TO THE STOCKHOLDERS OF CHINA XD PLASTICS COMPANY LIMITED:

The Annual Meeting of the Stockholders of China XD Plastics Company Limited, a Nevada corporation (the “Company,” “China XD,” “we,” “us” or “our”) will be held on December 3, 2014, at 8:30 am Beijing time, which is equivalent to December 2, 2014 at 7:30 pm U.S. Eastern Standard Time (the “Annual Meeting”), in Wuhan Hall of Shangri-La Hotel Harbin at 555 Youyi Rd, Daoli, Harbin, Heilongjiang, Province, China. The Annual Meeting is called for the following purposes:

1.
To elect a total of eight (8) directors to the Board of Directors of the Company, including two (2) directors elected solely by the holders of the Company’s Series D Preferred Stock (the “Series D Directors”), to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To ratify the appointment of KPMG as the Company’s independent auditors for the fiscal year ending December 31, 2014; and

3.	To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on November 18, 2014 as the record date for the meeting. Only stockholders of record of our common stock on November 18, 2014 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement. Further information regarding voting rights and the matters to be voted upon is presented in our proxy statement.

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the Annual Meeting.

Whether or not you expect to attend the Annual Meeting, please execute the accompanying proxy, and return it promptly in the enclosed return envelope.  If you grant a proxy, you may revoke it at any time prior to the Annual Meeting.  Whether you grant a proxy, you may vote in person, if you attend the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON DECEMBER 3, 2014
We have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of our proxy materials on the Internet. This proxy statement is available at www.chinaxd.net.

By Order of the Board of Directors,

/s/ Jie Han
Jie Han
Chairman of the Board of Directors and Chief
Executive Officer

Dated: November 20, 2014

CHINA XD PLASTICS COMPANY LIMITED

No. 9 Dalian North Road, Haping Road Centralized Industrial Park, Harbin Development Zone,
Heilongjiang Province, PRC 150060

________________________________________________

PROXY STATEMENT
for
Annual Meeting of Stockholders
to be held on December 3, 2014
________________________________________________

INTRODUCTION

Your proxy is solicited by the Board of Directors of China XD Plastics Company Limited, a Nevada corporation (the “Company,” “China XD,” “we,” “us” or “our”), for use at the Annual Meeting of Stockholders to be held on December 3, 2014, at 8:30 am Beijing time, which is equivalent to December 2, 2014 at 7:30 pm U.S. Eastern Standard Time (the “Annual Meeting”), in Wuhan Hall of Shangri-La Hotel Harbin at 555 Youyi Rd, Daoli, Harbin, Heilongjiang, Province, China.  The Annual Meeting is called for the following purposes:

1.
To elect a total of eight (8) directors to the Board of Directors, including two (2) directors elected solely by the holders of the Company’s Series D Preferred Stock (the “Series D Directors”), to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To ratify the appointment of KPMG as the Company’s independent auditors for the fiscal year ending December 31, 2014; and

3.	To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors set November 18, 2014, as the record date (the “Record Date”) to determine those holders of common stock, par value $0.0001 per share, of the Company (the “Common Stock”), series B preferred stock, par value $0.0001 per share, of the Company (the “Series B Preferred Stock”), and series D preferred stock, par value $0.0001 per share, of the Company (the “Series D Preferred Stock” and together with the Series B Preferred Stock, the “Preferred Stock”), who are entitled to notice of, and to vote at, the Annual Meeting.  A list of the stockholders entitled to vote at the meeting may be examined at the Company’s office during the 10-day period preceding the Annual Meeting.

This proxy statement and the proxy card are being mailed on or about November 20, 2014 to our stockholders of record as of the close of business on the Record Date.

GENERAL INFORMATION ABOUT VOTING

Who can vote?

Holders of our Common Stock, Series B Preferred Stock or Series D Preferred Stock, as of close of business on November 18, 2014, the Record Date, may vote at the Annual Meeting.  As of the close of business on the Record Date, a total of 49,601,788 shares of Common Stock, 1,000,000 shares of Series B Preferred Stock and 16,000,000 shares of Series D Preferred Stock are entitled to vote at the Annual Meeting.  The shares of Common Stock and Preferred Stock (collectively, the “Capital Stock”) will vote together as a single class on all matters presented at the Annual Meeting except for the election of the Series D Directors, which the holders of the Series D Preferred Stock will vote on together as a separate class. Each share of Common Stock and Series D Preferred Stock is entitled to one vote.  The holder of the Series B Preferred Stock is entitled to an aggregate of 43,734,525 votes, representing 40% of the combined voting power of all of the Company’s issued and outstanding Capital Stock.

If I am a stockholder of record, how do I cast my vote?

If you are a stockholder of record, you may vote in person at the Annual Meeting. We will provide you a ballot on your arrival.

If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy using the enclosed proxy card. To vote by proxy using the enclosed proxy card, complete, sign and date your proxy card and promptly return it in the envelope provided.

If you vote by proxy, your vote must be received by 11:59 p.m. Beijing time on December 2, 2014, or 10:59 a.m. US Eastern Standard Time on December 2, 2014.

How do I vote by proxy?

Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the Annual Meeting.  Sign and date the proxy card and mail it back to us in the enclosed envelope.

The enclosed proxy, when properly signed and returned to the Company, will be voted by the proxy holders at the Annual Meeting as directed by the proxy.  Proxies which are signed by stockholders but which lack any such direction will be voted in favor of the proposals set forth in the Notice of Annual Meeting.

What if other matters come up at the Annual Meeting?

The matters described in this proxy statement are the only matters we know of that will be voted on at the Annual Meeting.  If other matters are properly presented at the meeting, the proxy holders will vote your shares as they see fit.

Can I change my vote after I return my proxy card?

Yes.  You may revoke your proxy card at any time before its exercise at the Annual Meeting by providing our Secretary a written notice revoking your proxy card or a duly executed proxy bearing a later date, or by attendance at the Annual Meeting and electing to vote in person.

Can I vote in person at the Annual Meeting rather than by completing the proxy card?

Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the Annual Meeting and vote your shares in person.

How are votes counted?

The Annual Meeting will be held if holders representing a majority of the shares of Capital Stock issued and outstanding, who are entitled to vote in person or by proxy, either sign and return to us their proxy cards or attend the meeting.  If you sign and return to us your proxy card, your shares will be counted to determine whether a quorum exists, even if you abstain or fail to vote on any of the proposals listed on the proxy card.

The election of the directors under Proposal 1 who are not the Series D Directors requires a plurality of the votes duly cast at the Annual Meeting.  “Plurality” means that the individuals who receive the largest number of votes cast “for” are elected as directors.  The election of the two (2) Series D Directors under Proposal 1 requires a plurality of the votes duly cast by the holders of the shares of Series D Preferred Stock.  Abstentions will be counted as present at the Annual Meeting for the purpose of determining a quorum but will have no effect on this Proposal 1. The approval of Proposals 2 and 3 require a majority of the votes duly cast at the Annual Meeting.  Abstentions will be counted as present at the Annual Meeting for the purpose of determining a quorum but will have no effect on Proposals 2 and 3.  Unless otherwise stated, the enclosed proxy will be voted in accordance with the instructions thereon.

Brokers holding shares of the Common Stock in street name who do not receive instructions from the beneficial owners of those shares are entitled to vote on “routine” proposals such as the ratification of the Company’s independent auditors but are not entitled to vote your uninstructed shares in the election of directors on a discretionary basis.  Thus, if you hold your shares in street name and you do not instruct your broker or other nominee how to vote in the election of directors as described in this proxy statement, no votes on the election of directors will be cast on your behalf for Proposal 1.  Your broker or other nominee will, however, have discretion to vote any uninstructed shares on the ratification of KPMG as our independent auditor for Proposal 2.

Who pays for this proxy solicitation?

We will pay for expenses incurred in proxy solicitation, estimated to be US$15,000.  In addition to sending you these materials, some of our employees may contact you by telephone, by mail, by fax, by email or in person.  None of these employees will receive any extra compensation for contacting you.  We may reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses in forwarding these proxy materials to stockholders.

Why are we seeking stockholder approval for these proposals?

Proposal No. 1:  The Nevada Revised Statutes and The Nasdaq Stock Exchange require corporations to hold elections for directors each year.

Proposal No. 2:  The Company has appointed KPMG to serve as the Company’s independent auditors for the fiscal year 2014.  The Company elects to have its stockholders ratify such appointment.

What rights of appraisal or similar rights of dissenters do I have with respect to any matter to be acted upon at the meeting?

No action is proposed herein for which the laws of the State of Nevada or our bylaws provide a right to our stockholders to dissent and obtain appraisal of, or payment for, such stockholders’ Capital Stock.

OUTSTANDING SHARES AND VOTING RIGHTS

Stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof, are stockholders of record at the close of business on the Record Date.  Persons who are not stockholders of record on the Record Date will not be allowed to vote at the Annual Meeting.  At the close of business on the Record Date there were 49,601,788 shares of Common Stock, 1,000,000 shares of Series B Preferred Stock, and 16,000,000 shares of Series D Preferred Stock issued and outstanding.  We have issued no other voting securities as of the Record Date.  Each share of Common Stock and Series D Preferred Stock is entitled to one (1) vote on each matter to be voted upon at the Annual Meeting.  The holder of the Series B Preferred Stock is entitled to an aggregate of 43,734,525 votes, representing 40% of the combined voting power of all of the Company’s issued and outstanding Common Stock and Preferred Stock.  The holders of the Series D Preferred Stock, voting as a separate class, have the right to elect the Series D Directors. Holders of Common Stock, Series B Preferred Stock and Series D Preferred Stock are not entitled to cumulate their votes for the election of directors.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Only one copy of this proxy statement will be delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders.  Upon written or oral request, we will deliver a separate copy of this proxy statement to a stockholder at a shared address to which a single copy of the annual report and proxy statement was delivered.  If you wish to receive a separate copy of this proxy statement, please notify us by calling or sending a letter to the Secretary of the Company, c/o China XD Plastics Company Limited, at our offices located at 500 5th Avenue, Suite 960, New York, New York 10110.  Our telephone number is 212-747-1118.  Stockholders who share an address and receive multiple copies of this proxy statement can notify us in writing or orally at the above provided address and telephone number and request that we deliver a single copy of these materials.

SECURITY OWNERSHIP OF MANAGEMENT
AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding beneficial ownership of the Company’s stock as of November 18, 2014 by (i) each person known to us to beneficially own more than five percent (5%) of any class of our voting securities, (ii) each of our directors, each of our nominees for director and each of our named executive officers; and (iii) all executive officers, directors and nominees for director as a group.  Except as otherwise noted below, the persons identified have sole voting and investment powers with respect to their shares.  Unless otherwise indicated, the address for all of the executive officers, directors, nominees for director and stockholders named below is c/o China XD Plastics Company Limited, No. 9 Dalian North Road, Haping Road Centralized Industrial Park, Harbin Development Zone, Heilongjiang Province, PRC 150060.

Name and Address	Title of Class	Amount and Nature of Beneficial Ownership (1)		Percent of Class (2)
Jie Han (address: c/o China XD Plastics Company Limited, 500 5th Avenue, Suite 960, New York, New York 10110)	Series B Preferred Stock	1,000,000	(3)	100.0%
Jie Han	Common Stock	32,510,131	(3)	65.5%
Qingwei Ma (address: c/o China XD Plastics Company Limited, 500 5th Avenue, Suite 960, New York, New York 10110)	Common Stock	54,000		*
Junjie Ma (address: c/o China XD Plastics Company Limited, 500 5th Avenue, Suite 960, New York, New York 10110)	Common Stock	43,530		*
Taylor Zhang (address: c/o China XD Plastics Company Limited, 500 5th Avenue, Suite 960, New York, New York 10110)	Common Stock	56,000		*
Lawrence W. Leighton (address: c/o China XD Plastics Company Limited, 500 5th Avenue, Suite 960, New York, New York 10110)	Common Stock	56,551		*
Linyuan Zhai (address: c/o China XD Plastics Company Limited, 500 5th Avenue, Suite 960, New York, New York 10110)	Common Stock	8,153		*
Feng Li (address: c/o China XD Plastics Company Limited, 500 5th Avenue, Suite 960, New York, New York 10110)	-	-		*
Homer Sun (address: Palm Grove House, P.O. Box 438, Road Town, Tortola, British Virgin Islands)	-	-
Jun Xu (address: Palm Grove House, P.O. Box 438, Road Town, Tortola, British Virgin Islands)	-	-
XD. Engineering Plastics Company Limited (address: Palm Grove House, P.O. Box 438, Road Town, Tortola, British Virgin Islands)	Series B Preferred Stock	1,000,000	(3)	100.0%
XD. Engineering Plastics Company Limited	Common Stock	24,382,598	(4)	49.2%
MSPEA Modified Plastics Holding Limited (address: c/o Walkers Corporate Services Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9005, Cayman Islands)	Series D Preferred Stock	16,000,000		100.0%
Total Ownership of Common Stock by All Directors and Executive Officers as a Group		32,756,956		66.0%

*           Less than 1%

(1)
The amount of beneficial ownership includes the number of shares of Common Stock and/or Series B Preferred Stock and/or Series D Preferred Stock, plus, in the case of each of the executive officer and directors and all officers and directors as a group, all shares issuable upon the exercise of the options held by them, which were exercisable as of November 18, 2014 or within 60 days thereafter. Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and the rules promulgated by the SEC, every person who has or shares the power to vote or to dispose of shares of common stock are deemed to be the “beneficial owner” of all the shares of common stock over which any such sole or shared power exists.

(2)
Based upon 49,601,788 shares of Common Stock outstanding, 1,000,000 shares of Series B Preferred Stock outstanding and 16,000,000 shares of Series D Preferred Stock outstanding as of November 18, 2014.

(3)
Mr. Jie Han beneficially owns (i) 32,510,131 shares of Common Stock, representing 65.5% of our total outstanding Common Stock, which includes 8,127,533 shares of Common Stock directly held by Mr. Jie Han and 24,382,598 shares of Common Stock beneficially owned by Mr. Jie Han through his sole ownership of XD Engineering Plastics, and (ii) 1,000,000 shares of Series B Preferred Stock through his sole ownership of XD Engineering Plastics, representing 100% of our total outstanding Series B Preferred Stock.

(4)	MSPEA Modified Plastics Holding Limited owns 16,000,000 shares of Series D Preferred Stock, representing 100% of our total outstanding Series D Preferred Stock.

PROPOSAL 1
ELECTION OF DIRECTORS

The Board of Directors has nominated a total of eight (8) persons to stand for election as members of the Board of Directors (with one (1) seat on the Board of Director remaining vacant), including the two (2) directors elected solely by the holders of the Company’s Series D Preferred Stock.  If elected at the Annual Meeting, each nominee will hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified or until his or her earlier death, resignation, or disqualification.  Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

NOMINEES

Set forth below is the name, age, title and date of initial appointment of each nominee for director of the Company followed by a summary of each nominee’s background and principal occupations over the past five years.

Name	Age	Title	Date of Initial Appointment
Jie Han	49	Chief Executive Officer and Chairman of the Board of Directors	December 31, 2008
Taylor Zhang	36	Chief Financial Officer and Director	May 14, 2009
Qingwei Ma	40	Chief Operating Officer and Director	December 31, 2008
Lawrence W. Leighton (1)(2)(3)	80	Independent Director	May 14, 2009
Linyuan Zhai (1)(2)(3)	65	Independent Director	May 14, 2009
Homer Sun (2)(4)	43	Independent Director	January 1, 2012
Jun Xu (4)	39	Independent Director	September 28, 2011
Feng Li (1)(2)(3)	52	Independent Director	November 14, 2012

(1)  Serves as a member of the Audit Committee.

(2)  Serves as a member of the Compensation Committee.

(3)  Serves as a member of the Nominating Committee.

(4)  Series D Director nominee.

Executive officers of the Company are appointed at the discretion of the Board of Directors with no fixed term.  There are no family relationships between or among any of the executive officers or directors of the Company.

INFORMATION ABOUT THE NOMINEES AND QUALIFICATIONS

Jie Han. Mr. Han co-founded Harbin Xinda Macromolecule Material Co., Ltd. (“Harbin Xinda”), the Company’s wholly owned subsidiary, in 2004, and has been employed by Harbin Xinda since that time. In January 2008, Mr. Han was appointed Chairman and Chief Executive Officer of Harbin Xinda. Prior to organizing Xinda High-Tech Co., Ltd (“Xinda High-Tech”), which was founded in 2003, Mr. Han had been associated with the Harbin Xinda Nylon Factory, which he founded in 1985. With 29 years of experiences in the industry, Mr. Han is an expert in the management and financial aspects of the manufacture and distribution of modified plastic products. Mr. Han contributes to our Board of Directors strong leadership and vision for the development of our Company.

Mr. Han currently serves as an executive director of China Plastic Processing Industry Association and is also a director of the Heilongjiang Industry and Commerce Association. In addition, Mr. Han serves as a deputy to the Harbin Municipal People’s Congress. Mr. Han received a business management degree from the Heilongjiang Provincial Party School.

Taylor Zhang. Mr. Zhang has over 13 years of experience in finance and operation in a broad range of industries. From May 2008 to March 2009, Mr. Zhang served as Chief Financial Officer of Advanced Battery Technologies, Inc (NASDAQ: ABAT). From 2007 to 2008, he served as Executive Vice President of Finance of China Natural Gas, Inc. (NASDAQ: CHNG). From 2005 to 2007, Mr. Zhang worked as a research analyst in New York Private Equity. From 2000 to 2002, he was employed as Finance Manager by Datong Thermal Power Limited. Mr. Zhang contributes to our Board of Directors with extensive experience in finance and operations. He holds a MBA from University of Florida and a Bachelor’s Degree in mechanical and electronic engineering from Beijing Technology and Business University.

Qingwei Ma. Mr. Ma has been employed as General Manager of Harbin Xinda since it was founded in 2004. In 2008, he was promoted to Chief Operating Officer and appointed to the Board of Directors. Prior to joining Harbin Xinda, Mr. Ma was employed for six years by Harbin Xinda Nylon Factory as Manager of Quality Assurance, then as Manager of Research and Development, and finally as Production Manager. In 1997, Mr. Ma was awarded a bachelor’s degree by the Northern China Technology University, where he specialized in the chemical engineering of high polymers. Mr. Ma has 16 years of experiences in the modified plastics industry and contributes to our Board of Directors with such extensive experience. He also published two articles in China’s key journals in the areas of modified plastic industry. In 2001, Mr. Ma was selected as “Harbin Quality Work Advanced Enterprise and Advanced Worker” and in 2004, he was awarded the Heilongjiang First Professional Manager Qualification Certificate. One of his inventions, “compound nano modified materials dedicated to the automobile bumper,” won the “Science and Technology Progress Awards” issued by Harbin Municipality.

Lawrence W. Leighton. Mr. Leighton has had an extensive 46-year international investment banking career. Beginning at what became Lehman Brothers, he advised on financing for the Mexican Government and leading Mexican corporations. As Director of Strategic Planning for the consumer products company, Norton Simon Inc., he initiated and executed the acquisition of Avis Rent-a-car. Subsequently, he was a Limited Partner of Bear Stearns & Co., a Managing Director of the investment bank of Chase Manhattan Bank and then President and Chief Executive Officer of the U.S. investment bank of Credit Agricole, a major French Bank. Among his transactions, Mr. Leighton has advised Pernod Ricard, a major European beverage company, on its acquisitions in the United States; and Verizon, a U. S. telecom company, on its dispositions of certain European operations. Since 2005, Mr. Leighton has served as a managing director of Bentley Associates Investment Banking.  Since 2008, Mr. Leighton has served as a member of the board of directors of China Natural Gas, Inc. Mr. Leighton contributes to our Board of Directors with extensive international banking experience and corporate executive advisory experience, advising both large and small corporations in both foreign countries and the United States. Mr. Leighton received his Bachelor’s Degree in engineering from Princeton University and a Master’s Degree from Harvard Business School. He holds a commercial pilot’s license with instrument rating.

Linyuan Zhai. Mr. Zhai worked for China FAW Group Corporation for 37 years and has and contributes to our Board of Directors with extensive experience in terms of technology, production, and business management. He is one of the pioneers and outstanding contributors of FAW Group’s success. Since 2000, Mr. Zhai has served as general manager of FAW Sihuan Products Co., Ltd., an automobile manufacturing company. From August 1998 to December 2000, Mr. Zhai was the manufacturing section chief at FAW Sihuan Head Office.  From August 1992 to August 1998, Mr. Zhai was the factory manager at FAW Sihuan Auto Warm Air Blower Factory. In 2000, as deputy general manager, Mr. Zhai successfully led the initial public offering of Four Ring Company, a subsidiary of FAW Group, a leader in the vehicle manufacturing industry based in China. Mr. Zhai received his business management degree from Changchun University.

Homer Sun. Mr. Sun is a Managing Director of Morgan Stanley and leads Morgan Stanley Private Equity Asia’s China Investments.  Mr. Sun has been at Morgan Stanley since 1999 and serves on Morgan Stanley’s China Management Committee, which is comprised of the Morgan Stanley’s senior business leaders within China.  Mr. Sun currently serves as a director on the boards of several Chinese companies, including Sihuan Pharmaceutical Group, China Shanshui Cement Group, China Flooring and Yongye International.  From 2000 to 2006, Mr. Sun worked in Morgan Stanley’s Investment Banking Division in the Mergers and Acquisitions Group in Hong Kong where he worked on a wide range of mergers and acquisitions in Greater China.  Prior to joining Morgan Stanley, Mr. Sun practiced as a mergers and acquisitions lawyer with the law firm Simpson Thacher & Bartlett in New York and Hong Kong from 1996 to 2000.  Mr. Sun received a B.S.E. in Chemical Engineering magna cum laude from the University of Michigan and a J.D. cum laude from the University of Michigan Law School. Mr. Sun contributes to our Board of Directors with a broad range of transactional experience, both as a lawyer and as a managing director at Morgan Stanley.

Jun Xu. Mr. Xu is an Executive Director of Morgan Stanley. Mr. Xu joined Morgan Stanley Private Equity Asia in 2008 after spending six years in investment banking advising Chinese clients on financing transactions and cross-border mergers and acquisitions. Prior to joining Morgan Stanley in 2005, he was with Goldman Sachs in Hong Kong SAR from 2002 to 2005. Mr. Xu focuses on the group’s private equity transactions in China. Mr. Xu is a native Chinese and is based in Hong Kong SAR. Mr. Xu contributes to our Board of Directors with a broad range of transactional experience. Mr. Xu received dual Bachelor Degrees in both international trade and computer science magna cum laude from Shanghai Jiaotong University and an M.B.A. with honours from the University of Michigan.

Feng Li. Mr. Li is a deputy director at Plastics Processing R&D Center of Beijing Research Institute of the Chemical Industry, as well as a member of the Science and Technology Committee of Beijing Research Institute of the Chemical Industry. He has and contributes to our Board of Directors substantial experience in technology, production, and business management in the chemical industry. Under his leadership in various senior roles including Vice General Manager, Director, and Chief Engineer, responsible for project design, investment, management and finance, Mr. Li successfully launched and operated several joint ventures between Beijing Chemical Industry Research Institute (Group), a subsidiary of China Petroleum & Chemical Corp (Sinopec), the largest refiner in Asia, and Jiangnan Mould & Plastic Co. Ltd., Shenzhen Petrochemical and Plastics Co. Ltd., Suzhou Anli Chemical Co., Ltd., and others. Mr. Li is also on the committee of Venture Capital for Innovative Small-Medium size Enterprises under the Ministry of Science and Technology of the People’s Republic of China. Mr. Li received a B.S. in polymer material from Nanjing Institute of Chemical Technology and a Master’s Degree from Beijing University of Chemical Technology. Mr. Li also attended MBA program at China Sinopec Management Institute of Business Administration and studied as an exchange scholar at the University of Technology in Sydney, Australia.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

             Other than as described below, there have been no other transactions since January 1, 2013, or any currently proposed transaction, or series of similar transactions, to which the Company was or is to be a party, in which the amount involved exceeds US$120,000 and in which any current or former director of officer of the Company, any 5% or greater shareholder of the Company or any member of the immediate family of any such persons had, or will have, a direct or indirect material interest.

During the years presented, the Company entered into related party transactions with (i) Xinda High-Tech, an entity controlled by the wife of Mr. Han, the chief executive officer and controlling stockholder of the Company, and (ii) Mr. Han’s son, renting the following plant and office buildings in Harbin, Heilongjiang province from Xinda High-Tech and Mr. Han’s son:

Premise Leased	Area (M2)	Annual Rental Fee (US$)	Period of Lease
Plant and office building	20,250	664,878	Between May 1, 2012 and December 31, 2013
Office building	250	8,108	Between January 1, 2012 and December 31, 2013
Office building	3,394	110,080	Between May 1, 2012 and April 30, 2013
Office building	3,394	110,080	Between May 1, 2013 and December 31, 2013
Office building	23,894	775,047	Between January 1, 2014 and December 31, 2018

It is our policy that we will not enter into any related party transactions unless the Audit Committee or another independent body of the Board of Directors first reviews and approves any transaction over US$120,000.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the executive officers and directors of the Company and every person who is directly or indirectly the beneficial owner of more than 10% of any class of security of the Company to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Such persons also are required to furnish our company with copies of all Section 16(a) forms they file.  Based solely on our review of copies of such forms received by us, we believe that during the fiscal year 2013, all of the executive officers and directors of the Company and every person who is directly or indirectly the beneficial owner of more than 10% of any class of security of the Company complied with the filing requirements of Section 16(a) of the Exchange Act.

BOARD OPERATIONS

Board Leadership Structure

The Board of Directors believes that Jie Han’s service as both Chairman of the Board of Directors and Chief Executive Officer is in the best interest of the Company and its stockholders. Mr. Han possesses detailed and in-depth knowledge of the issues, opportunities, and challenges facing the Company, and is thus best positioned to develop agendas that ensure that the time and attention of our Board of Directors are focused on the most critical matters. His combined role enables decisive leadership, ensures clear accountability, and enhances the Company’s ability to communicate its message and strategy clearly and consistently to the Company’s stockholders, employees and customers.

Each of the directors other than Jie Han, Taylor Zhang and Qingwei Ma is independent (see “Director Independence” below), and the Board of Directors believes that the independent directors provide effective oversight of management. The Board of Directors has not designated a lead director.  Our independent directors call and plan their executive sessions collaboratively and, between Board of Directors meetings, communicate with management and one another directly.  In the circumstances, the directors believe that formalizing in a lead director functions in which they all participate might detract from rather than enhance performance of their responsibilities as directors.

Director Qualifications

We seek directors with established strong professional reputations and experience in areas relevant to the strategy and operations of our businesses.  We also seek directors who possess the qualities of integrity and candor, who have strong analytical skills and who are willing to engage management and each other in a constructive and collaborative fashion, in addition to the ability and commitment to devote significant time and energy to service on the Board of Directors and its committees.  We believe that all of our directors meet the foregoing qualifications.

The Nominating Committee and the Board of Directors believe that the leadership skills and other experiences of its Board of Directors members, as described above under “INFORMATION ABOUT THE NOMINEES AND QUALIFICATIONS,” provide the Company with a range of perspectives and judgment necessary to guide our strategies and monitor their execution.

Board of Directors Practices

             Our business and affairs are managed under the direction of our Board of Directors. The primary responsibilities of our Board of Directors are to provide oversight, strategic guidance, counseling and direction to our management. It is our expectation that the Board of Directors will meet regularly on a quarterly basis and additionally as required.

Board of Directors’ Role in Risk Oversight

The Board of Directors as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant Board of Directors committees. These committees then provide reports to the full Board of Directors.  The oversight responsibility of the Board of Directors and its committees is enabled by management reporting processes that are designed to provide visibility to the Board of Directors about the identification, assessment, and management of critical risks.  These areas of focus include strategic, operational, financial and reporting, succession and compensation, compliance, and other risks.  The Board of Directors and its committees oversee risks associated with their respective areas of responsibility, as summarized below.

MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors held five meetings during 2013. No director attended fewer than 75% of the meetings of the Board of Directors which were held after the director was elected to the Board.  No director attended less than 75% of any meeting of a committee of which the director was a member for the fiscal year ended December 31, 2013.

DIRECTOR INDEPENDENCE

A majority of the directors serving on our Board of Directors must be independent directors under Rule 5605(b)(1) of the Marketplace Rules of The NASDAQ Stock Market (“NASDAQ”). The Board of Directors has a responsibility to make an affirmative determination whether a director has a material relationship with the listed company through the application of Rule 5605(a)(2) of the Marketplace Rules of NASDAQ, which provides the definition of an independent director.

The Board of Directors has determined that each of the director nominees standing for election, except Jie Han, Taylor Zhang and Qingwei Ma, has no relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is an “independent director” as defined in the Marketplace Rules of NASDAQ. In determining the independence of our directors, the Board of Directors has adopted independence standards that follow the criteria specified by applicable laws and regulations of the SEC and the Marketplace Rules of NASDAQ. In determining the independence of our directors, the Board of Directors considered all transactions in which the Company and any director had any interest, including those discussed under “Certain Relationships and Related Transactions” above.

Based on the application of the independence standards and the examination of all of the relevant facts and circumstances, the Board of Directors determined that none of the following directors and nominees had any material relationship with the Company and, thus, are independent under Rule 5605(a)(2) of the Marketplace Rules of NASDAQ:  Lawrence W. Leighton,  Linyuan Zhai, Homer Sun, Jun Xu and Feng Li. In accordance with the Marketplace Rules of NASDAQ, a majority of our Board of Directors is independent.

BOARD COMMITTEES

The Board of Directors has a Compensation Committee, a Nominating Committee and an Audit Committee.

COMPENSATION COMMITTEE

Compensation Discussion and Analysis

The Compensation Committee was established on May 26, 2009.  The members of the Compensation Committee during 2013 were Lawrence Leighton, Homer Sun, Feng Li and Linyuan Zhai.

Each of these members is considered “independent” under the current independence standards of NASDAQ Marketplace Rule 4200(a)(15) and meet the criteria for independence set forth in Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended, as determined by the Board of Directors.  The Compensation Committee operates under a written charter.  The Compensation Committee Charter can be found on our website at www.chinaxd.net and can be made available in print free of charge to any stockholder who requests it.

The Compensation Committee discharges the Board of Directors’ responsibilities relating to compensation of the Company’s executive officers and administers our 2009 Stock Option / Stock Issuance Plan, supplemented by “Stock Award Grant Supplemental Provisions” in July 2013 (collectively, the “Plan”).  The Committee has overall responsibility for approving and evaluating the executive officer compensation plans, policies and programs of the Company. The Compensation Committee held one meeting during the fiscal year ended December 31, 2013.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee during the fiscal year ended December 31, 2013 are listed above. The Compensation Committee is composed solely of independent, non-employee directors.

REPORT OF THE COMPENSATION COMMITTEE

The following is the report of the Compensation Committee of the Board of Directors. The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis for the fiscal year ended December 31, 2013 with our management.

Based on the Compensation Committee’s review of the matters noted above, the Compensation Committee recommended to the Board of Directors that the Compensation Discuss and Analysis be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

THE COMPENSATION COMMITTEE

Feng Li, Chairman

Homer Sun

Lawrence Leighton

Linyuan Zhai

NOMINATING COMMITTEE

The Nominating Committee was established on May 26, 2009.  The purpose of the Nominating Committee is to assist the Board of Directors in identifying qualified individuals to become members of the Board of Directors, in making recommendations to the Board of Directors as to the independence of each director, in monitoring significant developments in the law and practice of corporate governance and of the duties and responsibilities of directors of public companies, and in leading the Board of Directors in any annual performance self-evaluation, including establishing criteria to be used in connection with such evaluation.  The Nominating Committee held one meeting during 2013.

The members of the Nominating Committee during 2013 were Lawrence Leighton, Linyuan Zhai and Feng Li.  Mr. Zhai served as the Chairman of the Nominating Committee.  Each of the above-listed Nominating Committee members is considered “independent” under the current independence standards of NASDAQ Marketplace Rule 4200(a)(15) and meet the criteria for independence set forth in Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended, as determined by the Board of Directors.

The Nominating Committee operates under a written charter.  The Nominating Committee Charter can be found on our website at www.chinaxd.net and can be made available in print free of charge to any shareholder who requests it.

On September 28, 2011 the Company filed a Certificate of Designation with the Secretary of State of the State of Nevada (amended on January 24, 2014 and filed with the Secretary of the State of the State of Nevada on January 27, 2014), which provides the holders of the Series D Preferred Stock with the right to elect up to two (2) directors to the Company’s Board of Directors on the terms and conditions set forth therein.  There have been no other changes to the procedures by which the stockholders of the Company may recommend nominees to the Board of Directors since the filing of the Company’s Definitive Proxy Statement on November 19, 2009 for its Annual Meeting of Stockholders, which was held on December 1, 2009. The Nominating Committee will consider director candidates recommended by any reasonable source, including current Board of Directors members, stockholders, professional search firms or other persons.  The directors will not evaluate candidates differently based on who has made the recommendation.  The Board of Directors does not have a formal policy on Board of Directors candidate qualifications.  The Board of Directors may consider those factors it deems appropriate in evaluating director nominees made either by the Board of Directors or stockholders, including judgment, skill, strength of character, experience with businesses and organizations comparable in size or scope to the Company, experience and skill relative to other Board of Directors members, and specialized knowledge or experience in business or financial matters as would make such nominee an asset to the Board of Directors and may, under certain circumstances, be required to be “independent,” as such term is defined in the NASDAQ Marketplace Rules and applicable SEC regulations.  Depending upon the current needs of the Board of Directors, certain factors may be weighed more or less heavily.  In considering candidates for the Board of Directors, the directors evaluate the entirety of each candidate’s credentials and do not have any specific minimum qualifications that must be met.

Security holders wishing to submit the name of a person as a potential nominee to the Board of Directors must send the name, address, and a brief (no more than 500 words) biographical description of such potential nominee to the Nominating Committee at the following address: Nominating Committee of the Board of Directors, c/o China XD Plastics Company Limited, 500 5th Avenue, Suite 960, New York, New York 10110.  Potential director nominees will be evaluated by personal interview, such interview to be conducted by one or more members of the Nominating Committee, and/or any other method the Nominating Committee deems appropriate, which may, but need not include a questionnaire.  The Nominating Committee may solicit or receive information concerning potential nominees from any source it deems appropriate.  The Nominating Committee need not engage in an evaluation process unless (i) there is a vacancy on the Board of Directors, (ii) a director is not standing for re-election, or (iii) the Nominating Committee does not intend to recommend the nomination of a sitting director for re-election.  A potential director nominee recommended by a security holder will not be evaluated any differently than any other potential nominee.  Although it has not done so in the past, the Nominating Committee may retain search firms to assist in identifying suitable director candidates.

THE NOMINATING COMMITTEE

Linyuan Zhai, Chairman

Lawrence Leighton

Feng Li

AUDIT COMMITTEE

The Audit Committee was established on May 26, 2009.  The Audit Committee operates under a written charter.  The Audit Committee Charter can be found on our website at www.chinaxd.net and can be made available in print free of charge to any shareholder who requests it.

The Audit Committee Charter states that the responsibilities of the Audit Committee shall include, among other things:

•	reviewing the Audit Committee Charter, annual report to stockholders and reports submitted to the SEC;

•	appointing the Company’s independent auditors, confirming and reviewing their independence, and approving their fees;

•	reviewing the independent auditors’ performance;

•	discussing with the independent auditor and management the independent auditor’s judgment about the quality, not just the acceptability, of the Company’s accounting principles;

•	following an audit, reviewing significant difficulties encountered during the audit; and

•	reviewing significant disagreements among management and the independent auditors in the preparation of the Company’s financial statements.

In addition, the Audit Committee reviews and approves all transactions with affiliates, related parties, directors and executive officers.

The Audit Committee held four meetings during the fiscal year ended December 31, 2013. The members of the Audit Committee during 2013 were Lawrence Leighton, Feng Li and Linyuan Zhai.  Mr. Leighton served as the Chairman of the Audit Committee.  Each of the above-listed Audit Committee members is considered “independent” under the current independence standards of NASDAQ Marketplace Rule 4200(a)(15) and meet the criteria for independence set forth in Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended, as determined by the Board of Directors.

Our Board of Directors has determined that we have at least one (1) audit committee financial expert, as defined in the Exchange Act, serving on our Audit Committee. Mr. Leighton is the “audit committee financial expert” and is an independent member of our Board of Directors.

REPORT OF THE AUDIT COMMITTEE (1)

The Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2013 with our management. In addition, the Audit Committee has discussed with KPMG, our independent auditors, the matters required to be discussed by Auditing Standard No. 16 (Communications with Audit Committees), as amended from time to time. The Audit Committee also has received the written disclosures and the letter from KPMG as required by the Public Company Accounting Oversight Board Rule 3526 “Communications with Audit Committees Concerning Independence” and the Audit Committee has discussed the independence of KPMG with that firm.

Based on the Audit Committee’s review of the matters noted above and its discussions with our independent auditors and our management, the Audit Committee recommended to the Board of Directors that the financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

THE AUDIT COMMITTEE

Lawrence Leighton, Chairman

Feng Li

Linyuan Zhai
_____________

(1)
The material in the Audit Committee report is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

EXECUTIVE SESSIONS

Under NASDAQ Marketplace Rule 5605(b)(2), our independent directors are required to hold regular executive sessions. The chairperson of the executive session will rotate at each session so that each non-management director shall have an opportunity to serve as chairperson. Interested parties may communicate directly with the presiding director of the executive session or with the non-management directors as a group, by directing such written communication to Mr. Lawrence Leighton at c/o China XD Plastics Company Limited, 500 5th Avenue, Suite 960, New York, New York 10110.

PROCESS FOR SENDING COMMUNICATIONS TO THE BOARD OF DIRECTORS

The Board of Directors maintains a process for stockholders to communicate with the Board of Directors.  Stockholders wishing to communicate with the Board of Directors or any individual director may send an email through our website at www.chinaxd.net or mail a communication addressed to the Secretary of the Company, c/o China XD Plastics Company Limited, 500 5th Avenue, Suite 960, New York, New York 10110.  Any such communication must state the number and type of shares of Capital Stock beneficially owned by the stockholder making the communication.  All of such communications will be forwarded to the full Board of Directors or to any individual director or directors to whom communication is directed unless the communication is clearly of a marketing nature or is inappropriate, in which case we have the authority to discard the communication or take appropriate legal action regarding the communication.

CODE OF BUSINESS CONDUCT

We adopted a code of business conduct that applies to our directors, officers and employees. A written copy of the code can be found on our website at www.chinaxd.net and can be made available in print to any shareholder upon request at no charge by writing to our Secretary, c/o China XD Plastics Company Limited, 500 5th Avenue, Suite 960, New York, New York 10110.  Our code of business conduct is intended to be a codification of the business and ethical principles which guide us, and to deter wrongdoing, to promote honest and ethical conduct, to avoid conflicts of interest, and to foster full, fair, accurate, timely and understandable disclosures, compliance with applicable governmental laws, rules and regulations, the prompt internal reporting of violations and accountability for adherence to the code.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table is a summary of the compensation paid to each of our named executive officers for the two years ended December 31, 2013 and 2012.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(3)	Option Awards ($)		Non-Equity Incentive Plan Compen- sation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compens- ation ($)	Total ($)

Jie Han,	2013	282,762								282,762
CEO	2012	485,551	-	-	-		-	-	-	485,551

Qingwei Ma,	2013	198,990		67,536	11,149					277,675
COO	2012	204,887	-	42,792	56,045	(1)	-	-	-	303,724

Taylor Zhang,	2013	143,316	44,088	64,920	14,865					267,189
CFO	2012	138,544	-	47,180	74,726	(1)	-	-	-	260,450

(1)	Stock and option awards represent the amount of stock compensation expense recognized in 2013 and 2012 in accordance with FASB ASC 718.

Outstanding Equity Awards at Fiscal Year-End

The following is a summary of all options, unvested stock and equity incentive plans for each of our named executive officers for the year ended December 31, 2013.

	Option Awards					Stock Awards
Name	Type of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)
Jie Han, CEO	-	-	-	-		-	-	-	-
Taylor Zhang, CFO	-	-	-	-	-	42,000	186,760	-	-
Qingwei Ma, COO	-	-	-	-	-	42,000	186,760	-	-
Junjie Ma, CTO	-	-	-	-	-	35,530	158,176	-	-

             On May 26, 2009, we adopted the Plan, under which 7,800,000 shares of common stock are reserved for issuance.  The Plan provides for the grant of the following types of incentive awards: (i) stock options and (ii) stock issuances. Each of these is referred to individually as an “Award.” Those who are eligible for Awards under the Plan include employees, directors and independent contractors who provide services to the Company and/or its affiliates.

Number of Shares of Common Stock Available Under the Plan

 The Board of Directors has reserved 7,800,000 shares of the common stock for issuance under the Plan. As of December 31, 2013, 3,294,221 stock awards and 148,500 stock options have been granted under the Plan.  Currently, approximately 85 employees and directors are eligible to participate in the Plan.

If the Company declares a dividend or other distribution or engages in a recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Company’s Common Stock, the Board of Directors will adjust the number and class of shares that may be delivered under the Plan, the number, class, and price of shares covered by each outstanding Award, and the numerical per-person limits on Awards.

Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (1) the options expire or terminate for any reason prior to exercise in full or (2) the options are cancelled in accordance with the Plan. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at a price per share not greater than the option exercise or direct issue price paid per share, pursuant to the Corporation’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan.

Administration of the Plan

The Board of Directors will administer the Plan. However, any or all administrative functions otherwise exercisable by the Board of Directors may be delegated to a committee of the Board of Directors (the “Committee”). Members of the Committee shall serve for such period of time as the Board of Directors may determine and shall be subject to removal by the Board of Directors at any time. The Board of Directors may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.  Subject to the terms of the Plan, the Board of Directors has the sole discretion to select the employees, independent contractors, and directors who will receive Awards, determine the terms and conditions of Awards, and to interpret the provisions of the Plan and outstanding Awards.

Options

The Board of Directors is able to grant nonqualified stock options and incentive stock options under the Plan. The Board of Directors determines the number of shares subject to each option. Incentive options may only be granted to employees.  The aggregate fair market value of the shares of Common Stock for which one or more options granted to any employee under the Plan may for the first time become exercisable as incentive options during one calendar year may not exceed US$100,000.

The Board of Directors determines the exercise price of options granted under the Plan, provided the exercise price (i) of incentive stock options must be at least equal to the fair market value of the Common Stock on the date of grant and (ii) of non-statutory stock options must be at least equal to 85% of the fair market value of the Common Stock on the date of grant. In addition, the exercise price of an incentive stock option granted to any participant who owns more than 10% of the total voting power of all classes of the Company’s outstanding stock must be at least 110% of the fair market value of the Common Stock on the grant date.

The term of an option may not exceed ten years, except incentive stock options granted to an employee who is a 10% stockholder may not exceed five years.

Unless otherwise determined by the Board of Directors, after a termination of service with the Company, a participant will be able to exercise the vested portion of his or her option for (i) 90 days following his or her termination (or within such other period of time as may be specified by the Company, but in any event no later than the date of expiration of the option term) for reasons other than death, disability or misconduct, (ii) one year following his or her termination (or within such other period of time as may be specified by the Company, but in any event no later than the date of expiration of the option term) due to death or disability. Unless otherwise determined by the Board of Directors or Board of Directors, if a participant ceases to be employed by the Company on the account of (i) termination by the Company for defined misconduct, any option held by the participant shall (A) terminate on the date on which the participant ceases to be employed by, or provide service to, the Company, or the date on which such option would otherwise expire, if earlier.

The Administrator shall have the discretion to grant options that are exercisable for unvested shares.  Should the optionee’s service cease while the shares issued upon the early exercise of the optionee’s option are still unvested, the Company shall have the right to repurchase any or all of the unvested shares in accordance with the Plan.

              Stock Issuance

The Board of Directors may transfer shares of Company stock to a Plan participant pursuant to a stock issuance, either through the immediate purchase of such shares or as a bonus for services rendered the Company.  Stock issuances will vest in accordance with the terms and conditions established by the Board of Directors in its sole discretion. The Board of Directors will determine the number of shares granted pursuant to an Award of stock.  Vesting conditions on stock issuances granted to non-officer employees may not be more restrictive than 20% per year vesting, with the initial vesting to occur no later than one year after the shares are issued.

The Board of Directors shall fix the purchase price per share of stock issuance.  Shares issued to 10% stockholders must not have a purchase price per share less than 100% of the fair market value per share of Common Stock on the date of issuance.  Shares issued to other Plan participants shall not be less than 85% of the fair market value per share of Common Stock on the date of issuance.

The participant shall have full stockholder rights with respect to any shares of Common Stock issued to the participant under the Plan, whether or not the participant’s interest in those shares is vested. Accordingly, the participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

Should the participant cease to remain in service while holding one or more unvested shares issued under the Plan or should the performance objectives not be attained with respect to one or more such unvested shares, then the Company has the right to repurchase the unvested shares at the lower of (a) the purchase price paid per share or (b) the fair market value per share on the date participant’s service ceased or the performance objective was not attained. The terms upon which such repurchase right shall be exercisable shall be established by the Board of Directors and set forth in the document evidencing such repurchase right.

The Board of Directors may in its discretion waive the surrender and cancellation of one or more unvested shares (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to those shares. Such waiver shall result in the immediate vesting of the participant’s interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant’s service ceases or he or she attains the applicable performance objectives.

Transferability of Awards

Except as described below, Stock Option Awards granted under the Plan are generally not transferable, and all rights with respect to a Stock Option Award granted to a participant generally will be available during a participant’s lifetime only to the participant. A participant may not transfer those rights except by will or by the laws of descent and distribution. Participant may transfer non-statutory stock options to family members, or one or more trusts or other entities for the benefit of or owned by family members or to a transferee’s former spouse, consistent with applicable securities laws, provided that the participant receives no consideration for the transfer of an option and the transferred option shall continue to be subject to the same terms and conditions as were applicable to the option immediately before the transfer.

The Company has the right of first refusal with respect to any proposed disposition by an optionee or a participant of any shares of Common Stock issued under the Plan.  Such right of first refusal shall be exercisable and lapse in accordance with the terms established by the Board of Directors and set forth in the document evidencing such right.

Change of Control

In the event of a change of control, each outstanding option which is at the time outstanding automatically will become fully vested and exercisable and be released from any restrictions on transfer and repurchase or forfeiture rights, and the restrictions and conditions on all outstanding stock issuances will lapse immediately prior to the specified effective date of such change of control, for all of the shares at the time represented by such option or stock issuance. An outstanding option shall not so fully vest and be exercisable and released from such limitations and a stock issuance will not be released from such restrictions and restrictions on stock issuances if and to the extent: (i) such option or stock issuance is, in connection with the change in control, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option, stock appreciation right or stock issuance with respect to shares of the capital stock of the successor corporation or parent thereof, or (ii) such option or stock issuance is to be replaced with a cash incentive program of the successor corporation or parent thereof which preserves the compensation element of such option or stock issuance existing at the time of the change in control and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or stock issuance. The determination of option or stock issuance comparability under clause (i) above will be made by the Board of Directors.

Effective upon the consummation of the change of control, all outstanding options or stock issuances under the Plan will terminate and cease to remain outstanding, except to the extent assumed by the successor company or its parent.

Amendment and Termination of the Plan

The Board of Directors will have the authority to amend, alter, suspend or terminate the Plan, except that shareholder approval will be required for any amendment to the Plan to the extent required by any applicable laws. No amendment, alteration, suspension or termination of the Plan will impair the rights of any participant, unless mutually agreed otherwise between the participant and the Board of Directors and which agreement must be in writing and signed by the participant and the Company. The Plan will terminate on May 26, 2019, unless the Board of Directors terminates it earlier or it is extended by the Company with the approval of the shareholders.

Although there may be adverse accounting consequences to doing so, options may be granted and shares may be issued under the Plan which are in each instance in excess of the number of shares of Common Stock then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve months after the date the first such excess grants or issuances are made, then (1) any unexercised options granted on the basis of such excess shares shall terminate and (2) the Company shall promptly refund to the optionees and the participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled.

Employment Agreements

All of our officers have entered into employment agreements with the Company.

On December 31, 2011, Jie Han and China XD’s subsidiary, Xinda Group, entered into an employment agreement and an employment memorandum, pursuant to which Mr. Han receives a monthly salary of RMB 256,000 (approximately US$41,642) and awards of shares of China XD’s common stock and options to purchase shares of China XD’s common stock, as determined by the Compensation Committee of the Board of Directors.  Also, Mr. Han will receive an annual performance-based salary of RMB 3,072,000 (approximately US$499,699), which amount is subject to the company’s achievement of the corresponding year’s performance goals.   The calculation of the annual performance-based salary is based on a method set forth in Xinda Group’s compensation management policy.  The term of employment is five years beginning on January 1, 2012.  The employer and employee may reach consent and terminate Mr. Han’s employment with Xinda Group, and Xinda Group may have the right to unilaterally terminate Mr. Han’s employment prior to the expiration of the employment term under certain circumstances, with a one-month prior notice.

On December 31, 2011, Taylor Zhang and Xinda Group entered into an employment agreement and an employment memorandum, pursuant to which Mr. Zhang receives a monthly salary of US$15,000 and awards of shares of China XD’s common stock and options to purchase shares of China XD’s common stock, as determined by the Compensation Committee of the Board of Directors.   In addition, Mr. Zhang will receive an annual performance-based salary of US$180,000 which amount is subject to the company’s achievement of the corresponding year’s performance goals. The calculation of the annual performance-based salary is based on a method set forth in Xinda Group’s compensation management policy. The term of employment is five years beginning on January 1, 2012.  The employer and employee may reach consent to terminate Mr. Zhang’s employment with Xinda Group at any time and Xinda Group has the right to unilaterally terminate Mr. Zhang’s employment prior to the expiration of the employment term under certain circumstances, with a one-month prior notice.

On December 31, 2011, Qingwei Ma and Xinda Group entered into an employment agreement and an employment memorandum, pursuant to which Mr. Ma receives a monthly salary of RMB 128,000 (approximately US$20,821) and awards of shares of China XD’s common stock and options to purchase shares of China XD’s common stock, as determined by the Compensation Committee of the Board of Directors.  Also, Mr. Ma will receive an annual performance-based salary of RMB 1,536,000 (approximately US$249,850), which amount is subject to the company’s achievement of the corresponding year’s performance goals.  The calculation of the annual performance-based salary is based on a method set forth in the Xinda Group’s compensation management policy.  The term of employment is five years beginning on January 1, 2012.  The employer and employee  may reach consent to terminate Mr. Ma’s employment with Xinda Group at any time and Xinda Group  has the right to unilaterally terminate Mr. Ma’s employment prior to the expiration of the employment term under certain circumstances, with a one-month prior notice.

On December 31, 2011, Junjie Ma and Xinda Group entered into an employment agreement and an employment memorandum pursuant to which Mr. Ma receives a monthly salary of RMB 64,000 (approximately US$10,410) and awards of shares of China XD’s common stock and options to purchase shares of China XD’s common stock, as determined by the Compensation Committee of the Board of Directors.  In addition, Mr. Ma will receive an annual performance-based salary of RMB 768,000 (approximately US$124,925), which amount is subject to the company’s achievement of the corresponding year’s performance goals.  The calculation of the annual performance-based salary is based on a method set forth in the Xinda Group’s compensation management policy.  The term of employment is five years beginning on January 1, 2012.  The employer and employee may reach consent to terminate Mr. Ma’s employment with Xinda Group  at any time and Xinda Group has the right to unilaterally terminate Mr. Ma’s employment prior to the expiration of the employment term under certain circumstances, with a one-month prior notice.

Potential Payments Upon Termination or Change in Control

We may be required to make severance payments upon termination of employment pursuant to the laws of the PRC and other applicable jurisdictions. Under the PRC Labor Contract Law, if an employment is terminated prior to the expiration of the employment term, unless the termination resulted from such employee's certain fault, the employer shall pay a severance compensation for termination at an amount that is usually the average monthly salary of the 12-month period prior to termination multiplied by the number of years for which the terminated employee worked at the Company, subject to certain adjustment and restrictions if such employee's base salary is sufficiently higher than that of the average in the municipal region. In addition, in the event that the employer terminates the employment in violation of the PRC Labor Contract Law, the applicable severance compensation for termination should be two times the aforementioned amount.  Furthermore, certain non-compete payment obligation may also apply upon termination of an employment, which payment amount pursuant to the Company's standard non-compete agreement, if so entered into with the said employee, is one third the monthly base salary prior to the termination of such employee per month for 24 months following the termination.

Director Compensation

On December 30, 2009, our Board of Directors approved the 2010 Executive Compensation Program, which sets forth cash and stock compensation of the Company’s executives and directors. Under the 2010 Executive Compensation Program, the Company’s employee directors receive no additional compensation for their services to the Company as directors, including the Chairman of the Board of Directors. In addition, for fiscal year 2013, all non-employee directors who reside in China received an annual cash compensation of RMB 60,000 (approximately $9,760) after the first 18 months of continuous directorship and RMB 36,000 (approximately $5,856) during the initial 18 months directorship and Lawrence Leighton, the non-employee director who resides outside of China, received annual cash compensation of $60,000. In addition, each non-employee director other than the two directors appointed by the Series D Preferred Stockholder, is entitled to an annual stock award equal to a number of shares of the Company’s common stock valued at $50,000 for those who reside outside of China and RMB50,000 (approximately $8,133) for Linyuan Zhai, who resides in China, based on the market value of the common stock at the time of the stock award and such stock award shall vest six months after the grant date. Feng Li will be eligible for an annual stock award equal to a number of shares of the Company’s common stock valued at RMB50,000 (approximately $8,133) after 18 months of continuous directorship. During the year ended December 31, 2013, the Company issued a stock award of 26,361 for the services rendered during the year ended December 31, 2012. The Company also accrued and recorded the stock award for the service rendered during the year ended December 31, 2013 as share base compensation expense. The Company has repurchase rights on the unvested shares of the stock award.

The following is a summary of the compensation paid to our non-employee directors for the fiscal year ended December 31, 2013. Our employee directors do not receive compensation for their services to the Company as directors.

DIRECTOR COMPENSATION

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Lawrence Leighton	60,000	50,000	-	-	-	-	110,000
Feng Li	5,856	-					5,856
Linyuan Zhai	9,760	8,133	-	-	-	-	17,893

Service Agreements

             On November 14, 2010, the Company entered into a Service Agreement with Lawrence W. Leighton.  Pursuant to the terms of the Service Agreement, the Company shall (i) pay Mr. Leighton a fee of US$5,000 per month (US$60,000 annually); and (ii) award to Mr. Leighton under the Company’s 2009 Equity Incentive Plan and pursuant to the terms of a restricted stock award agreement US$50,000 in restricted shares of common stock of the Company (the “Restricted Stock”) on an annual basis, which shall vest in accordance with the terms of the restricted stock award agreement.  The Restricted Stock shall be valued at the average closing price for the ten trading days prior to November 4, 2010, the date of the execution of the Service Agreement, and prior to each anniversary thereof. The Restricted Stock shall vest after six months of each year subject to Mr. Leighton’s continued directorship with the Company, pursuant to such vesting schedule set forth in the restricted stock award agreement.

On November 14, 2010, the Company entered into a Service Agreement with Linyuan Zhai.  Pursuant to the terms of the Service Agreement, the Company shall (i) pay Mr. Zhai a fee of RMB5,000 per month (RMB60,000 annually); and (ii) award to Mr. Zhai under the Company’s 2009 Equity Incentive Plan and pursuant to the terms of a restricted stock award agreement RMB50,000 in Restricted Stock on an annual basis, which shall vest in accordance with the terms of the restricted stock award agreement.  The Restricted Stock shall be valued at the average closing price for the ten trading days prior to November 14, 2010, the date of the execution of the Service Agreement, and prior to each anniversary thereof. The Restricted Stock shall vest after twelve months of each year subject to Mr. Zhai’s continued directorship with the Company, pursuant to such vesting schedule set forth in the restricted stock award agreement.

On November 14, 2012, the Company entered into a Service Agreement with Feng Li. Pursuant to the terms of the Service Agreement, the Company shall (i) pay Mr. Li a fee of RMB3,000 per month (RMB36,000 annually) for 18 months, and then RMB5,000 per month (RMB60,000 annually starting from May 14, 2014; and (ii) award to Mr. Li under the Company’s 2009 Equity Incentive Plan and pursuant to the terms of a restricted stock award agreement RMB50,000 in Restricted Stock on an annual basis, which shall vest in accordance with the terms of the restricted stock award agreement. The Restricted Stock shall be valued at the average closing price for the ten trading days prior to May 14, 2014 the date of the execution of the Service Agreement, and prior to each anniversary thereof. The Restricted Stock shall vest after twelve months of each year subject to Mr. Li’s continued directorship with the Company, pursuant to such vesting schedule set forth in the restricted stock award agreement.

REQUIRED VOTE

Election of the directors who are not Series D Directors requires a plurality of the votes duly cast at the Annual Meeting.  Election of the two (2) Series D Directors requires a plurality of the votes duly cast by the holders of the shares of Series D Preferred Stock.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF
THE EIGHT DIRECTOR NOMINEES SET FORTH HEREIN.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT PUBLIC ACCOUNTANT

The Audit Committee has appointed KPMG as our independent auditor for the fiscal year ending December 31, 2014, subject to ratification of the appointment by the Company’s stockholders. KPMG audited our financial statements for the fiscal years ended December 31, 2013 and 2012. A representative from KPMG is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and will have an opportunity to make a statement if he or she so desires.

Services and Fees of Independent Auditors

The following table shows the fees paid and to be paid by us to KPMG.

	2013	2012
Audit Fees	$1,136,072	$940,511
Tax Fees	24,622	-
All Other Fees	-	57,066
Total paid to independent public audit firms	$1,160,694	$997,577

Audit Fees

Audit fees were for professional services rendered for the audit of our annual financial statements and the review of our quarterly financial statements.  We paid or accrued expenses of US$1,136,072 and US$940,511 related to KPMG’s audits of our annual financial statements and reviews of our quarterly financial statements for the fiscal years ended December 31, 2013 and 2012, respectively.

Tax Fees

During the fiscal years ended December 31, 2013 and 2012, there were US$24,622 tax fees billed by KPMG and nil, respectively for professional services rendered for tax compliance work and other tax related services.

All Other Fees

Fees for all other services and related expenses not included above were nil and US$57,066, respectively, for the fiscal years ended December 31, 2013 and 2012, billed by KPMG for risk management advisory services.

Pre-Approval Policies and Procedures

The Audit Committee appoints the independent auditor each year and approves the audit, audit related, permissible non-audit services and fees proposed by the independent auditor. All services described under the caption services and fees of independent auditors were approved.

REQUIRED VOTE

Ratification of the appointment of the independent auditor requires a majority of the votes duly cast at the Annual Meeting, provided that a quorum exists.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT PUBLIC ACCOUNTANTS.

MISCELLANEOUS

2014 STOCKHOLDER PROPOSALS

A stockholder who wishes to make a proposal pursuant to Rule 14a-8 of the Exchange Act for our Annual Meeting of Stockholders that will be held in 2015, for inclusion in the Company’s proxy statement and form of proxy for such meeting must notify the Company no later than July 21, 2014. Any stockholder proposal submitted to the Company after July 21, 2014 shall be deemed ineffective and shall not be included in the Company’s proxy statement and form of proxy.

Rule 14a-4 of the SEC proxy rules allows the Company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders if the Company does not have notice of the matter at least 45 days before the date corresponding to the date on which the Company first mailed its proxy materials for the prior year’s annual meeting of stockholders or the date specified by an overriding advance notice provision in the Company’s bylaws.  The Company’s bylaws do not contain such an advance notice provision.  As such, the proxy holders shall have discretionary authority to vote for or against any proposal presented at our Annual Meeting of Stockholders that will be held in 2015 if the Company has not received notice of the proposal by October 4, 2015.

GENERAL

Management is not aware of any matters to be presented for action at the Annual Meeting, except matters discussed in this proxy statement.  If any other matters properly come before the meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons voting the proxies.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports, proxy statements and other information with the SEC.  Stockholders may read and copy any reports, statements or other information that we file at the SEC’s public reference room in Washington, D.C.  Please call the SEC at 1-800-SEC-0330 for further information about the public reference room.  Our public filings are also available from commercial document retrieval services and at the Internet Web site maintained by the SEC at www.sec.gov. The Company’s Annual Report on Form 10-K is available on our website at www.chinaxd.net.

STOCKHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE ANNUAL MEETING.  NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT.  THIS PROXY STATEMENT IS DATED NOVEMBER 20, 2014.  STOCKHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, UNLESS OTHERWISE DISCLOSED.

By Order of the Board of Directors,

/s/ Jie Han
Jie Han
Chairman and Chief Executive Officer

November 20, 2014

 CHINA XD PLASTICS COMPANY LIMITED
PROXY FOR ANNUAL MEETING
TO BE HELD ON DECEMBER 3, 2014

The undersigned stockholder of China XD Plastics Company Limited, a Nevada corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and hereby appoints Jie Han and Taylor Zhang, or any of them, proxies and attorneys-in-fact, with full power to each of substitution and revocation, on behalf and in the name of the undersigned, to represent the undersigned at the 2014 Annual Meeting of Stockholders of the Company to be held on December 3, 2014, at 8:30 am Beijing time, which is equivalent to December 2, 2014 at 7:30 pm U.S. Eastern Standard Time, in Wuhan Hall of Shangri-La Hotel Harbin at 555 Youyi Rd, Daoli, Harbin, Heilongjiang Province, China, or at any adjournment or postponement thereof, and to vote, as designated below, all shares of capital stock of the Company which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

The Board of Directors recommends that you vote “FOR” each proposal.

1.	Elect eight (8) directors, including two (2) directors elected solely by the holders of the Company’s Series D Preferred Stock (the “Series D Directors”), voting as a single class.

General Directors
1. Jie Han	2. Taylor Zhang	3. Qingwei Ma	4. Lawrence W. Leighton
5. Linyuan Zhai	6. Feng Li
Series D Directors
7. Homer Sun	8. Jun Xu

☐ FOR the nominee listed above, to the extent the undersigned is entitled to vote thereon.	☐ WITHHOLD AUTHORITY to vote for all nominees listed above.

2.	Ratify the appointment of KPMG as the Company’s independent auditor.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

☐ FOR	☐ AGAINST	☐ ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” EACH PROPOSAL SPECIFICALLY IDENTIFIED ABOVE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The notice of meeting, proxy statement and proxy card are available at www.chinaxd.net.

Date: ________, 2014	_____________________________________
_____________________________________
PLEASE DATE AND SIGN ABOVE exactly as name appears at the left, indicating, where proper, official position or representative capacity. For stock held in joint tenancy, each joint owner should sign.